Supplement dated August 18, 2023

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus dated May 1, 2023, for

Strategic Group Variable Universal Life®

Issued by Massachusetts Mutual Life Insurance Company

and the Prospectuses and Updating Summary Prospectuses dated May 1, 2023, for

Variable Universal Life (VUL II)

Issued by Massachusetts Mutual Life Insurance Company

Variable Universal Life (VUL)

Issued by Massachusetts Mutual Life Insurance Company in California and New York
and C.M. Life Insurance Company in all other states

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Effective July 31, 2023, the following replaces the information in the fee table for the American Century VP Value Fund in Appendix A of the above-referenced prospectuses:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Large Cap Value	American Century VP Value Fund (Class I) Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	0.71%(*)	0.54%	7.85%	10.59%

(*) These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursements. These temporary fee reductions are reflected in their current expenses. Those contractual arrangements are designed to reduce the Fund’s total current expenses for Owners and will continue past the current year.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.massmutual.com/contact-us, or call our Administrative Office: .

Executive Group Life – Strategic Group Variable Universal Life®	(866) 548-0073 8 a.m.–5 p.m. Eastern Time
All other variable products	(800) 272-2216 8 a.m.–8 p.m. Eastern Time

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.massmutual.com.

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